Exhibit 99.1

FORWARD AIR CORPORATION REPORTS
FOURTH QUARTER AND FISCAL 2009 RESULTS

GREENEVILLE, Tenn.—(BUSINESS WIRE) – February 8, 2010—Forward Air Corporation (NASDAQ:FWRD) today reported results for the fourth quarter and year ended December 31, 2009.

Operating revenue for the quarter ended December 31, 2009 decreased 4.4% to $118.0 million from $123.4 million for the same quarter in 2008.  Income from operations was $12.3 million, compared with $14.0 million for the fourth quarter of 2008, a decrease of 12.1%.  As a percent of operating revenue, income from operations decreased to 10.4% from 11.3% for the same quarter last year.  Net income during the period decreased by $1.9 million, or 22.9%, to $6.4 million from $8.3 million in the fourth quarter of 2008.  Net income per diluted share for the fourth quarter of 2009 was $0.22 compared with $0.29 in the same quarter in 2008, a decrease of 24.1%.

Operating revenue for the year ended December 31, 2009 decreased 12.0% to $417.4 million from $474.4 million for the year ended December 31, 2008.  Income from operations, which includes a first quarter non-cash, pre-tax charge of $7.2 million primarily for goodwill impairment related to the Company’s Forward Air Solutions segment, was $18.8 million, compared with $70.3 million in 2008.  Including the impact of the goodwill impairment, the Company’s net income for the year ended December 31, 2009, was $9.9 million, compared with $42.5 million in 2008.  Net income per diluted share for the year ended December 31, 2009 was $0.34 compared with $1.47 in 2008.

Bruce A. Campbell, Chairman, President, and CEO, said, "We are pleased with our fourth quarter results which provided an encouraging finish to a year of unprecedented challenges.  This quarter’s performance validated the positive leverage and earnings power of our model as illustrated by our airport-to-airport segment generating $5.6 million of additional operating income on $14.9 million in additional operating revenue when compared to the third quarter of 2009.  We were also pleased to see our Solutions segment return to being a solid earnings contributor despite the continuing struggles of the specialty retail sector.”

Commenting further, Mr. Campbell said, “Although we were encouraged by the trends that started at the end of the third quarter and which continued throughout the fourth quarter, we remain very cautious, yet optimistic, in our outlook for 2010.  Our yield, while stabilized, continues to suffer from competitive pricing which we expect to continue until such time as capacity is taken out of the market or demand increases from an improved economy.”

In closing Mr. Campbell said, “I would be remiss if I didn’t acknowledge the significant contributions and sacrifices of our team of employees and independent contractors who managed to do more with less in 2009.  We are all looking forward to taking lessons learned this past year and applying them in 2010 to produce the superior margins and returns our shareholders have come to expect from Forward Air.”

In commenting further on the fourth quarter, Rodney L. Bell, Senior Vice President and CFO, said “We produced very solid cash flows during the quarter with $19.5 million from operations compared with $21.2 in the fourth quarter of 2008.  For the year, cash flow from operations was $50.2 million compared to $59.1 million last year.  We increased our cash position during 2009 by $20.0 million to $42.0 million at year end.”

Commenting further, Mr. Bell said, “Assuming no changes in the current economic environment, we anticipate first quarter 2010 revenues to increase in the range of 6 to 10% over the prior year first quarter, and expect income per diluted share to be between $0.08 and $0.12 per share.”

Review of Financial Results

Forward Air will hold a conference call to discuss fourth quarter 2009 results on Tuesday, February 9, 2010 at 9:00 a.m. EST.  The Company’s conference call will be available online at www.forwardair.com or by dialing 800-841-9385.  A replay of the conference call will be available at www.forwardair.com beginning shortly after the completion of the live call.

About Forward Air Corporation

Forward Air Corporation operates two business segments, Forward Air, Inc. and Forward Air Solutions, Inc.

Forward Air, Inc. is a high-service-level contractor to the air cargo industry providing time-definite ground transportation services through a network of terminals located on or near major airports in 84 cities in the United States and Canada.  It provides these services as a cost-effective alternative to air transportation of cargo that must be delivered at a specific time but is relatively less time-sensitive than traditional air freight or when air transportation is not economical.

Forward Air Solutions, Inc. is a provider of pool distribution services. Pool distribution involves the consolidation and shipment of several smaller less-than-truckload shipments to a common area or region. Once at the regional destination, the loads are deconsolidated, then grouped with other shipments with common delivery points, and delivered in a very precise, time-sensitive manner. Our pool distribution network consists of terminals and service locations in 19 cities within the Mid-Atlantic, Southeast, Midwest and Southwestern United States.

Forward Air Corporation
Consolidated Condensed Statements of Income
(In thousands, except per share data)
(Unaudited)

	Three months ended		Year ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operating revenue:
Forward Air
Airport-to-airport	$73,338	$77,713	$268,245	$334,860
Logistics	15,422	16,602	54,067	59,290
Other	6,100	6,669	23,076	25,133
Forward Air Solutions
Pool distribution	23,158	22,468	72,022	55,153
Total operating revenue	118,018	123,452	417,410	474,436

Operating expenses:
Purchased transportation
Forward Air
Airport-to-airport	30,509	30,358	112,516	128,785
Logistics	12,061	13,336	42,188	44,560
Other	1,553	1,500	5,234	6,425
Forward Air Solutions
Pool distribution	4,715	3,551	14,490	9,315
Total purchased transportation	48,838	48,745	174,428	189,085
Salaries, wages and employee benefits	31,735	32,149	118,568	116,504
Operating leases	6,853	7,485	27,294	24,403
Depreciation and amortization	5,035	4,785	19,722	16,615
Insurance and claims	2,735	2,409	9,719	8,099
Fuel expense	2,113	2,999	7,312	11,465
Other operating expenses	8,441	10,834	34,424	37,980
Impairment of goodwill and other intangible assets	--	--	7,157	--
Total operating expenses	105,750	109,406	398,624	404,151
Income from operations	12,268	14,046	18,786	70,285

Other income (expense):
Interest expense	(202)	(396)	(670)	(1,236)
Other, net	20	37	69	362
Total other expense	(182)	(359)	(601)	(874)
Income before income taxes	12,086	13,687	18,185	69,411
Income taxes	5,658	5,350	8,239	26,869
Net income	$6,428	$8,337	$9,946	$42,542

Net income per share:
Basic	$0.22	$0.29	$0.34	$1.48
Diluted	$0.22	$0.29	$0.34	$1.47
Weighted average shares outstanding:
Basic	28,943	28,889	28,928	28,808
Diluted	29,041	28,987	28,993	29,025

Dividends per share:	$0.07	$0.07	$0.28	$0.28

Forward Air Corporation
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	December 31,	December 31,
	2009	2008 (a)
Assets
Current assets:
Cash	$42,035	$22,093
Accounts receivable, net	55,720	57,206
Other current assets	9,379	12,290
Total current assets	107,134	91,589

Property and equipment	204,716	186,377
Less accumulated depreciation and amortization	75,990	63,401
Total property and equipment, net	128,726	122,976
Goodwill and other acquired intangibles:
Goodwill	43,332	50,230
Other acquired intangibles, net	35,849	40,708
Total goodwill and other acquired intangibles	79,181	90,938
Other assets	1,597	2,024
Total assets	$316,638	$307,527

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$10,333	$11,633
Accrued expenses	18,295	12,927
Current portion of debt and capital lease obligations	919	1,602
Total current liabilities	29,547	26,162

Debt and capital lease obligations, less current portion	52,169	53,035
Other long-term liabilities	4,485	3,055
Deferred income taxes	5,786	8,841

Shareholders’ equity:
Common stock	290	289
Additional paid-in capital	16,631	10,249
Retained earnings	207,730	205,896
Total shareholders’ equity	224,651	216,434
Total liabilities and shareholders’ equity	$316,638	$307,527

(a) Taken from audited financial statements, which are not presented in their entirety.

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	December 31,	December 31,
	2009	2008
Operating activities:
Net income	$6,428	$8,337
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	5,035	4,785
Share-based compensation	1,732	1,695
Gain on disposal of property and equipment	7	135
Provision for loss on receivables	14	658
Provision for revenue adjustments	474	986
Deferred income taxes	(1,110)	516
Tax expense for stock options exercised	371	118
Changes in operating assets and liabilities, net of acquisitions
Accounts receivable	(3,214)	13,716
Prepaid expenses and other current assets	2,115	(170)
Accounts payable and accrued expenses	7,620	(9,715)
Net cash provided by operating activities	19,472	21,061

Investing activities:
Proceeds from disposal of property and equipment	39	41
Purchases of property and equipment	(2,019)	(14,019)
Acquisition of businesses	--	(267)
Other	(33)	157
Net cash used in investing activities	(2,013)	(14,088)

Financing activities:
Payments of debt and capital lease obligations	(386)	(431)
Payments of cash dividends	(2,028)	(2,027)
Common stock issued under employee stock purchase plan	138	110
Cash settlement of share-based awards for minimum tax withholdings	(7)	(5)
Tax expense for stock options exercised	(371)	(118)
Net cash used in financing activities	(2,654)	(2,471)
Net increase in cash	14,805	4,502
Cash at beginning of period	27,230	17,591
Cash at end of period	$42,035	$22,093

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Year ended
	December 31,	December 31,
	2009	2008
Operating activities:
Net income	$9,946	$42,542
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	19,722	16,615
Impairment of goodwill and other intangible assets	7,157	--
Share-based compensation	6,754	6,267
(Gain) loss on disposal of property and equipment	(6)	171
Provision for (recovery) loss on receivables	(60)	903
Provision for revenue adjustments	2,390	4,259
Deferred income taxes	(4,119)	1,151
Tax expense (benefit) for stock options exercised	370	(1,030)
Changes in operating assets and liabilities, net of acquisitions
Accounts receivable	(844)	(2,376)
Prepaid expenses and other current assets	548	(2,102)
Accounts payable and accrued expenses	8,321	(7,317)
Net cash provided by operating activities	50,179	59,083

Investing activities:
Proceeds from disposal of property and equipment	270	87
Purchases of property and equipment	(20,847)	(26,699)
Acquisition of businesses	--	(29,566)
Other	372	(10)
Net cash used in investing activities	(20,205)	(56,188)

Financing activities:
Payments of debt and capital lease obligations	(1,549)	(1,603)
Borrowings on line of credit	--	45,000
Payments on line of credit	--	(25,000)
Proceeds from exercise of stock options	8	3,085
Payments of cash dividends	(8,109)	(8,089)
Common stock issued under employee stock purchase plan	237	255
Cash settlement of share-based awards for minimum tax withholdings	(249)	(389)
Tax (expense) benefit for stock options exercised	(370)	1,030
Net cash (used in) provided by financing activities	(10,032)	14,289
Net increase in cash	19,942	17,184
Cash at beginning of period	22,093	4,909
Cash at end of period	$42,035	$22,093

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Three months ended
	December 31,	Percent of	December 31,	Percent of		Percent
	2009	Revenue	2008	Revenue	Change	Change
Operating revenue
Forward Air	$95.1	80.6%	$101.4	82.2%	$(6.3)	(6.2)%
FASI	23.3	19.7	22.5	18.2	0.8	3.6
Intercompany Eliminations	(0.4)	(0.3)	(0.5)	(0.4)	0.1	(20.0)
Total	118.0	100.0	123.4	100.0	(5.4)	(4.4)

Purchased transportation
Forward Air	44.2	46.5	45.3	44.7	(1.1)	(2.4)
FASI	5.0	21.4	3.9	17.3	1.1	28.2
Intercompany Eliminations	(0.4)	100.0	(0.5)	100.0	0.1	(20.0)
Total	48.8	41.4	48.7	39.5	0.1	0.2

Salaries, wages and employee benefits
Forward Air	22.4	23.6	22.2	21.9	0.2	0.9
FASI	9.3	39.9	9.9	44.0	(0.6)	(6.1)
Total	31.7	26.9	32.1	26.0	(0.4)	(1.2)

Operating leases
Forward Air	4.6	4.8	4.9	4.8	(0.3)	(6.1)
FASI	2.3	9.9	2.6	11.6	(0.3)	(11.5)
Total	6.9	5.8	7.5	6.1	(0.6)	(8.0)

Depreciation and amortization
Forward Air	4.1	4.3	3.8	3.7	0.3	7.9
FASI	0.9	3.9	1.0	4.4	(0.1)	(10.0)
Total	5.0	4.2	4.8	3.9	0.2	4.2

Insurance and claims
Forward Air	2.1	2.2	2.2	2.2	(0.1)	(4.5)
FASI	0.7	3.0	0.2	0.9	0.5	250.0
Total	2.8	2.4	2.4	2.0	0.4	16.7

Fuel expense
Forward Air	0.8	0.8	1.0	1.0	(0.2)	(20.0)
FASI	1.3	5.6	2.0	8.9	(0.7)	(35.0)
Total	2.1	1.8	3.0	2.4	(0.9)	(30.0)

Other operating expenses
Forward Air	6.6	7.0	8.5	8.4	(1.9)	(22.4)
FASI	1.8	7.7	2.4	10.7	(0.6)	(25.0)
Total	8.4	7.1	10.9	8.8	(2.5)	(22.9)

Income from operations
Forward Air	10.3	10.8	13.5	13.3	(3.2)	(23.7)
FASI	2.0	8.6	0.5	2.2	1.5	300.0
Total	$12.3	10.4%	$14.0	11.3%	$(1.7)	(12.1)%

Forward Air Corporation
Segment Information
(In millions)
(Unaudited

	Year ended
	December 31,	Percent of	December 31,	Percent of		Percent
	2009	Revenue	2008	Revenue	Change	Change
Operating revenue
Forward Air	$346.3	83.0%	$421.2	88.8%	$(74.9)	(17.8)%
FASI	72.5	17.4	55.3	11.6	17.2	31.1
Intercompany Eliminations	(1.4)	(0.4)	(2.1)	(0.4)	0.7	(33.3)
Total	417.4	100.0	474.4	100.0	(57.0)	(12.0)

Purchased transportation
Forward Air	160.3	46.3	179.9	42.7	(19.6)	(10.9)
FASI	15.4	21.2	11.2	20.2	4.2	37.5
Intercompany Eliminations	(1.3)	92.9	(2.1)	100.0	0.8	(38.1)
Total	174.4	41.8	189.0	39.9	(14.6)	(7.7)

Salaries, wages and employee benefits
Forward Air	85.5	24.7	92.5	22.0	(7.0)	(7.6)
FASI	33.1	45.6	24.0	43.4	9.1	37.9
Total	118.6	28.4	116.5	24.6	2.1	1.8

Operating leases
Forward Air	18.7	5.4	18.5	4.4	0.2	1.1
FASI	8.6	11.9	5.9	10.7	2.7	45.8
Total	27.3	6.5	24.4	5.1	2.9	11.9

Depreciation and amortization
Forward Air	16.1	4.6	14.4	3.4	1.7	11.8
FASI	3.6	5.0	2.2	4.0	1.4	63.6
Total	19.7	4.7	16.6	3.5	3.1	18.7

Insurance and claims
Forward Air	7.6	2.2	7.3	1.7	0.3	4.1
FASI	2.1	2.9	0.8	1.4	1.3	162.5
Total	9.7	2.3	8.1	1.7	1.6	19.8

Fuel expense
Forward Air	3.1	0.9	5.8	1.4	(2.7)	(46.6)
FASI	4.2	5.8	5.7	10.3	(1.5)	(26.3)
Total	7.3	1.8	11.5	2.4	(4.2)	(36.5)

Other operating expenses
Forward Air	27.7	8.0	32.1	7.6	(4.4)	(13.7)
FASI	6.8	9.4	5.9	10.7	0.9	15.3
Intercompany Eliminations	(0.1)	7.1	--	--	(0.1)	100.0
Total	34.4	8.3	38.0	8.0	(3.6)	(9.5)

Impairment of goodwill
and other intangible assets
Forward Air	0.2	0.1	--	--	0.2	100.0
FASI	7.0	9.6	--	--	7.0	100.0
Total	7.2	1.7	--	--	7.2	100.0

Income (loss) from operations
Forward Air	27.1	7.8	70.7	16.8	(43.6)	(61.7)
FASI	(8.3)	(11.4)	(0.4)	(0.7)	(7.9)	1,975.0
Total	$18.8	4.5%	$70.3	14.8%	$(51.5)	(73.3)%

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Three months ended			Year ended
	December 31,	December 31,	Percent	December 31,	December 31,	Percent
	2009	2008	Change	2009	2008	Change

Operating ratio	89.2%	86.7%	(2.9)%	92.2%	83.2%	(10.8)%

Business days	64.0	63.0	1.6%	255.0	255.0	--
Business weeks	12.8	12.6	1.6%	51.0	51.0	--

Airport-to-airport:
Tonnage
Total pounds ¹	398,921	407,162	(2.0)	1,452,969	1,743,963	(16.7)
Average weekly pounds ¹	31,166	32,314	(3.6)	28,490	34,195	(16.7)

Linehaul shipments
Total linehaul	565,922	557,260	1.6	2,095,223	2,295,299	(8.7)
Average weekly	44,213	44,227	(0.1)	41,083	45,006	(8.7)

Forward Air Complete shipments	71,442	56,930	25.5	266,136	202,382	31.5
As a percentage of linehaul shipments	12.6%	10.2%	23.5	12.7%	8.8%	44.3

Average linehaul shipment size	705	731	(3.5)	693	760	(8.8)

Revenue per pound ²
Linehaul yield	15.84	16.52	(3.5)	16.06	16.55	(2.5)
Fuel surcharge impact	0.96	1.43	(2.5)	0.84	1.72	(4.6)
Forward Air Complete impact	1.62	1.21	2.1	1.60	1.01	3.1
Total airport-to-airport yield	18.42	19.16	(3.9)	18.50	19.28	(4.0)

Logistics:
Miles
Owner operator ¹	6,421	5,408	18.7	24,338	18,840	29.2
Third party ¹	3,220	4,605	(30.1)	9,929	15,660	(36.6)
Total Miles	9,641	10,013	(3.7)	34,267	34,500	(0.7)

Revenue per mile	$1.62	$1.69	(4.1)	$1.59	$1.74	(8.6)

Cost per mile	$1.25	$1.33	(6.0)%	$1.23	$1.29	(4.7)%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Important Information

This press release contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance.  Some forward-looking statements may be identified by use of such terms as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects” or “expects.”  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers’ compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions.  As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

-END-

CONTACT:

Forward Air Corporation

Rodney L. Bell, 423-636-7000

rbell@forwardair.com